SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)           June 30, 2008
Park-Ohio Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Ohio	000-03134	34-1867219

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio	44124

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:           (440) 947-2000
N/A

(Former Name or Former Address, if Changed Since Last Report)
Park-Ohio Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	333-43005	34-6520107

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio	44124

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:           (440) 947-2000
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 7, 2008, the Board of Directors of Park-Ohio Holdings Corp. (the “Company”) appointed Jeffrey L. Rutherford, effective immediately, to the position of Vice President and Chief Financial Officer. Mr. Rutherford replaces Richard P. Elliott who resigned from the Company on June 30, 2008.
     Mr. Rutherford recently served as Senior Vice President, Chief Financial Officer of UAP Holding Corp., an independent distributor of agricultural inputs and professional non-crop products, from 2007 to 2008. Mr. Rutherford previously served as President and Chief Executive Officer of Lesco, Inc., a provider of professional turf care products and a division of John Deere & Co., from 2005 to 2007, and as Lesco’s Chief Financial Officer from 2002 to 2005. From 1998 to 2002, Mr. Rutherford was the Senior Vice President, Treasurer and Chief Financial Officer of OfficeMax, Inc., an office products distributor. Prior to joining OfficeMax, he spent 14 years with the accounting firm Arthur Andersen & Co. as a member of its Accounting and Audit Team. Mr. Rutherford received his BA from Baldwin-Wallace College in Berea, Ohio and is a certified public accountant.
     The Company has agreed to pay Mr. Rutherford a base salary of $340,000 per year. Mr. Rutherford will be eligible to receive a bonus for 2008 of up to 50% of his annual base salary pro-rated for the year. In connection with his appointment, Mr. Rutherford will be granted 7,500 restricted shares of the Company’s common stock and options to purchase 15,000 shares of the Company’s common stock in accordance with the Company’s Amended and Restated 1998 Long —Term Incentive Plan. The exercise price of the options will be the closing price of the Company’s common stock on the date of the grant. The restricted shares and options will vest equally over four years. Mr. Rutherford will also be entitled to participate in the compensation and benefits programs that are available to the Company’s elected officers generally.
     Mr. Rutherford does not have any family relationship with any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Rutherford and any other person pursuant to which Mr. Rutherford was selected as an executive officer of the Company. Mr. Rutherford is not a party to any transaction with the Company that is required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK-OHIO HOLDINGS CORP.
	By:	/s/ Robert D. Vilsack
		Name:	Robert D. Vilsack
Dated: July 7, 2008		Title:	Secretary

PARK-OHIO INDUSTRIES, INC.
	By:	/s/ Robert D. Vilsack
		Name:	Robert D. Vilsack
Dated: July 7, 2008		Title:	Secretary

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